UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2007

DARDEN RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Florida	1-13666	59-3305930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5900 Lake Ellenor Drive, Orlando, Florida 32809

(Address of principal executive offices) (Zip Code)

(407) 245-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Darden Restaurants, Inc., a Florida corporation (the “Company”), filed with the Securities and Exchange Commission (the “Commission”) on October 1, 2007 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, on October 1, 2007, the Company completed the acquisition of all of the outstanding shares of common stock, no par value per share, of RARE Hospitality International, Inc., a Georgia corporation (“RARE”), pursuant to an Agreement and Plan of Merger, dated as of August 16, 2007, among the Company, Surf & Turf Merger Corp., a wholly owned subsidiary of the Company, and RARE. The total purchase price paid by the Company for this acquisition, including fees and expenses and payments to the holders of RARE’s 2.5 percent convertible notes of approximately $134.8 million, was approximately $1.4 billion in cash. RARE owns, operates and franchises 323 restaurants, including 292 LongHorn Steakhouse® restaurants and 29 The Capital Grille® restaurants in the United States.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

RARE Hospitality International, Inc. and Subsidiaries Consolidated Financial Statements as of December 31, 2006 and December 25, 2005 and for the Three Years Ended December 31, 2006 and Report of Independent Registered Public Accounting Firm.

Consolidated Balance Sheets as of December 31, 2006 and December 25, 2005

Consolidated Statements of Operations for the Years Ended December 31, 2006, December 25, 2005 and December 26, 2004

Consolidated Statements of Shareholders’ Equity and Comprehensive Income for the Years Ended December 31, 2006, December 25, 2005 and December 26, 2004

Consolidated Statements of Cash Flows for the Years Ended December 31, 2006, December 25, 2005 and December 26, 2004

Notes to Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

See Exhibit 99.1.

RARE Hospitality International, Inc. and Subsidiaries Unaudited Consolidated Financial Statements for the Quarters and Six Months Ended July 1, 2007 and July 2, 2006.

Consolidated Balance Sheets (Unaudited) as of July 1, 2007 and December 31, 2006

Consolidated Statements of Operations (Unaudited) for the Quarters and Six Months ended July 1, 2007 and July 2, 2006

Consolidated Statement of Shareholders’ Equity and Comprehensive Income (Unaudited) for the Six Months ended July 1, 2007

Condensed Consolidated Statements of Cash Flows (Unaudited) for the Six Months ended July 1, 2007 and July 2, 2006

Notes to Consolidated Financial Statements (Unaudited)

See Exhibit 99.2.

(b)	Pro Forma Financial Information.

Darden Restaurants, Inc. and RARE Hospitality International, Inc. Unaudited Pro Forma Combined Condensed Financial Information.

Unaudited Pro Forma Combined Condensed Balance Sheet of Darden Restaurants, Inc. and RARE Hospitality International, Inc. and Notes thereto.

Unaudited Pro Forma Combined Condensed Statements of Earnings of Darden Restaurants, Inc. and RARE Hospitality International, Inc. and Notes thereto

See Exhibit 99.3.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
23.1	Consent of KPMG LLP.

99.1	RARE Hospitality International, Inc. and Subsidiaries Consolidated Financial Statements as of December 31, 2006 and December 25, 2005 and for the Three Years Ended December 31, 2006 and Report of Independent Registered Public Accounting Firm.

99.2	RARE Hospitality International, Inc. and Subsidiaries Unaudited Consolidated Financial Statements for the Quarters and Six Months Ended July 1, 2007 and July 2, 2006.

99.3	Darden Restaurants, Inc. and RARE Hospitality International, Inc. Unaudited Pro Forma Combined Condensed Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Darden Restaurants, Inc.

(Registrant)

Date: October 8, 2007	By:	/s/ Paula J. Shives
	Name:	Paula J. Shives
	Title:	Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of KPMG LLP.

99.1	RARE Hospitality International, Inc. and Subsidiaries Consolidated Financial Statements as of December 31, 2006 and December 25, 2005 and for the Three Years Ended December 31, 2006 and Report of Independent Registered Public Accounting Firm.

99.2	RARE Hospitality International, Inc. and Subsidiaries Unaudited Consolidated Financial Statements for the Quarters and Six Months Ended July 1, 2007 and July 2, 2006.

99.3	Darden Restaurants, Inc. and RARE Hospitality International, Inc. Unaudited Pro Forma Combined Condensed Financial Information.